EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GIA Investments Corp. (the “Company”) on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission (the “Report”), I, Hsiao Yi Tsung, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the result of operations of the Company for the periods presented.

By:	/s/ Hsiao Yi Tsung
Name:	Hsiao Yi Tsung
Title:	Principal Executive Officer and Principal Financial Officer
Date:	May 21, 2019

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.